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                                                                    EXHIBIT 21.1


                            JDS UNIPHASE CORPORATION
                            WHOLLY-OWNED SUBSIDIARIES

Optical Systems Corporation
(Incorporated in California, USA)

Ultrapointe Corporation
(Incorporated in California, USA)

SDL Laser, Inc.
(Incorporated in California, USA)

OCLI International Service Corporation
(Incorporated in California, USA)

E-TEK Dynamics USA, Inc.
(Incorporated in California, USA)

U.S.A. Kaifa Technology, Inc.
(Incorporated in California, USA)

SDL Optics, Inc.
(Incorporated in Delaware, USA)

Vitrocom, Inc.
(Incorporated in Delaware, USA)

Optical Coating Laboratory, Inc.
(Incorporated in Delaware, USA)

Flex Products
(Incorporated in Delaware, USA)

FibX, Inc.
(Incorporated in Delaware, USA)

Epion Corporation
(Incorporated in Delaware, USA)

Queensgate Instruments, Inc.
(Incorporated in Delaware, USA)

SDL Piri, Inc.
(Incorporated in Delaware, USA)

Scion Photonics Inc.
(Incorporated in Delaware, USA)

Ramar Corporation
(Incorporated in Massachusetts, USA)

Opkor, Inc.
(Incorporated in New York, USA)

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Fibercell, Inc.
(Incorporated in New Jersey, USA)

JDS Uniphase Pty Limited
(Incorporated in Australia)

JDS Fitel (Barbados) Inc.
(Incorporated in Barbados)

SMC Kaifa (Holdings) Limited
(Incorporated in British Virgin Islands)

JDS Uniphase Inc.
(Incorporated in Canada)

JDS Uniphase Canada Ltd.
(Incorporated in Canada)

JDS Uniphase Nova Scotia Company
(Incorporated in Canada)

JDS Uniphase Photonics Inc.
(Incorporated in Canada)

Vitrocom, Inc.
(Incorporated in Canada)

Oprel Technologies Inc.
(Incorporated in Canada)

E-Tek Electro Photonics Solutions Company
(Incorporated in Canada)

Lundy Technology Company
(Incorporated in Canada)

JDS Uniphase Technology, Limited
(Incorporated in Cayman Islands)

Fujian JDSU Casix Inc.
(Incorporated in China)

JDS Uniphase (Shenzhen) Limited
(Incorporated in China)

Shunde SMC Kaifa Optics
(Incorporated in China)

Flex Co., Ltd.
(Incorporated in China)

Nanolase, S.A
(Incorporated in France)

Optical Coating Laboratory Eurl
(Incorporated in France)

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JDS Uniphase Photonics GmbH
(Incorporated in Germany)

JDS Uniphase GmbH
(Incorporated in Germany)

Optical Coating Laboratory Gmbh
(Incorporated in Germany)

JDS Uniphase Asia Ltd.
(Incorporated in Hong Kong)

JDS Uniphase (Israel) Limited
(Incorporated in Israel)

JDS Uniphase Italia srl
(Incorporated in Italy)

JDS Uniphase Asia K.K.
(Incorporated in Japan)

JDS Uniphase China Holdings, Inc.
(Incorporated in Mauritius)

Uniphase Netherlands B.V.
(Incorporated in Netherlands)

JDS Uniphase Photonics C.V Limited Ptp.
(Incorporated in Netherlands)

Optical Coating Laboratory B.V.
(Incorporated in Netherlands)

JDS Uniphase Singapore Pte Limited
(Incorporated in Singapore)

Fibx Corporation
(Incorporated in Taiwan)

Uniphase Limited
(Incorporated in United Kingdom)

Uniphase Laser Limited
(Incorporated in United Kingdom)

UFP Fiberoptics Limited
(Incorporated in United Kingdom)

JDS Uniphase UK Holdings Limited
(Incorporated in United Kingdom)

JDS Uniphase Holdings Limited
(Incorporated in United Kingdom)

JDS Uniphase UK Limited
(Incorporated in United Kingdom)

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SDL (UK) Limited
(Incorporated in United Kingdom)

SDL Integrated Optics Limited
(Incorporated in United Kingdom)

SDL Queensgate Instruments Limited
(Incorporated in United Kingdom)

IC Optical Systems Limited
(Incorporated in United Kingdom)

Q I Research Ltd.
(Incorporated in United Kingdom)